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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT




We consent to the use in this Amendment No. 1 to Registration Statement No. 333-47855 of Palace REIT on Form S-11 of our reports related to Palace REIT dated February 28, 1998 and to Palace Properties dated February 28, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.




DELOITTE & TOUCHE LLP

Las Vegas, Nevada
April 30, 1998